Putnam
International
Equity Fund*

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

[GRAPHIC OMITTED: TRAVEL STICKERS]

[SCALE LOGO OMITTED]

*Formerly Putnam International Growth Fund



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

The continuing global unrest that has kept the world's stock markets in turmoil over the past three years is reflected in the negative results posted by Putnam International Equity Fund for the fiscal year ended June 30, 2003. The fund also lagged its benchmark index and its Lipper peer group category average. You will find the details on page 8.

In this uncertain environment, some comfort can be taken in the fact that the management team, in keeping with your fund's objectives, chose to position the portfolio somewhat defensively by emphasizing more stable and higher-quality stocks with greater potential for delivering steady gains over the long term. The managers discuss their strategy in the following report and also offer their views of prospects for the fiscal year that has just begun.

Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. It is heartening now to see signs that this negative cycle may at last be ending. We remain firm in our belief that over the long haul your persistence will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003




Report from Fund Management

Fund highlights

* During its fiscal year, which ended June 30, 2003, Putnam International Equity Fund returned -8.93% for class A shares at net asset value and -14.17% at public offering price.

* The fund underperformed its benchmark, the MSCI EAFE Index, which returned -6.46% during the period, primarily because many fund holdings lagged during the rally that lifted international markets during the last few months of the fiscal period.

* The fund also underperformed the average of its Lipper category, International Funds, which was -7.98%, during the fiscal year because of underperformance of fund holdings during the international market rally near the end of the period.

* See the Performance Summary that begins on page 8 for complete fund performance, comparative performance, and Lipper data.

* On April 30, 2003, your fund's name was changed from Putnam International Growth Fund to Putnam International Equity Fund. The new name better reflects the fund's investment style and strategy, which has no bias toward growth- or value-style stocks. The fund's objective remains the same.


Performance commentary

International stock markets remained quite volatile throughout the fund's fiscal year. We sought to emphasize high-quality companies with solid, recurring revenues and cash flows. We considered these characteristics particularly important given the persistent weakness of the global economy and the increase in geopolitical risks that accompanied the Iraq crisis. For most of the period, this relatively defensive posture helped to produce competitive if unspectacular returns. Unfortunately, in the last few months of the period, the fund did not keep pace as international markets rallied in the wake of the Iraq war. Stocks we considered lower quality because they generated poor cash flows and had unattractive business models became oversold from January to March, but then performed the best in subsequent months. We do not expect the trend that favored such stocks to continue, but we regret its impact on the fund's relative performance.

FUND PROFILE

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.


Market overview

Stock market performance varied considerably across regions and countries during the fiscal year. European markets seesawed throughout the period. The initial descent, sparked by heavy selling of equities by insurance companies last summer, culminated in early October 2002. Europe then recovered until early January, when the diplomatic crisis over Iraq began to take its toll. Stocks declined until March, then rallied as U.S. and British troops took control of Iraq. Subsequently, a June interest-rate cut by the European Central Bank helped to sustain the rally in European markets.

Most Asian markets were more stable than Europe during much of the year. Exports to the United States helped to buoy these markets, which, with the exception of Japan, had stronger economic growth than Europe. However, other risks affected Asia. South Korea's stock market declined during the winter months when tensions with North Korea increased. The SARS epidemic caused pessimism that contributed to a market decline in March and April. Fortunately, SARS appears to have been contained and its economic impact was limited. China's economy is still growing at a rate of about 7%. In Japan, stocks soared in June when the Bank of Japan took new, serious steps to combat deflation. For the fund's fiscal year, Asian markets in general had positive returns.

In the Americas, Canada and Mexico were strong markets, benefiting from exports to the United States and foreign investment. Brazil's market and currency were under pressure during its presidential election last autumn, but the new president, Luiz Inacio da Silva, also known as Lula, adopted sound economic policies that have restored stability.

------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/03
------------------------------------------------------------------------
Equities
------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                          -6.46%
------------------------------------------------------------------------
Citigroup PMI World Value ex-U.S. Index (international value
stocks)                                                         -5.17%
------------------------------------------------------------------------
Citigroup PMI World Growth ex-U.S. Index (international
growth stocks)                                                  -4.25%
------------------------------------------------------------------------
S&P 500 Index (broad U.S. stock market)                          0.25%
------------------------------------------------------------------------
Russell 2000 Index (U.S. small-company stocks)                  -1.64%
------------------------------------------------------------------------

Bonds

------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad U.S. bond market)            10.40%
------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)            11.34%
------------------------------------------------------------------------
CSFB High Yield Index (high-yield corporate bonds)              20.78%
------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)            16.51%
------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/03.



Strategy overview

In a year characterized by global economic weakness and serious geopolitical risks, we decided not to build large market or sector overweights that could be hurt by an unexpected adverse event. We increased our emphasis on analyzing company cash flows, which we use to determine stock valuations. We wanted to identify high-quality companies that could generate strong cash flows even in stagnant economies, and to favor individual stocks with attractive valuations that had the potential to withstand volatility.

Following this strategy caused us to maintain underweight exposure to Japan and overweight exposure to emerging markets when compared with the fund's benchmark index. We disliked Japan because of its weak economy, low levels of corporate earnings, and the continuing burden of bad loans on its banking sector. At the same time, we maintained overweight positions in emerging markets, primarily South Korea, but also Mexico and Brazil. In our view, stocks that we selected for the portfolio in these markets had very attractive valuations and superior operating fundamentals. This positioning helped performance because emerging markets outperformed Japan for the year, but the gap narrowed significantly at the end of the period.

Our emphasis on companies with strong cash flows generally worked well until March, when international markets began recovering from the tensions that had preceded war in Iraq. In this recovery, stocks with less attractive qualities -- lower profitability and more questionable cash flows -- performed the best. As an example, in the financial sector, in particular, we favored relatively conservative retail bank stocks in continental Europe, but these underperformed many of the more leveraged banks, as well as financial companies more exposed to the stock markets.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                            as of 12/31/02             as of 6/30/03

United
Kingdom                        22.2%                      23.3%

Japan                          15.8%                      15.5%

Switzerland                     9.9%                      11.8%

France                         13.4%                      11.7%

South Korea                     6.8%                       5.5%

Footnote reads:
This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Our selection of individual stocks had a bigger effect on the fund's relative performance than the fund's market or sector weightings. This was especially true in the last few months of the period when, as mentioned above, stocks of companies with strong cash flows lagged behind in the rally.

Our choices were most effective in the energy industry. Our top holding in the sector throughout the fiscal year has been TotalFinaElf, based in France. This company continues to realize new costs savings from the merger several years ago of its French and Belgian predecessors. Based on our research, we consider it the best-managed European oil company. Our decision contributed positively to performance because TotalFinaElf outperformed most industry competitors. The fund had little exposure to other oil companies, such as ENI of Italy and BP of the United Kingdom, during the fiscal year.

In South Korea, our top holding, and one of the fund's largest holdings throughout the year, was Samsung Electronics. This company is a diversified electronics manufacturer, but has been achieving both earnings growth and expanded market share in several product segments, including semiconductors and wireless phone equipment. Samsung declined with the rest of South Korea's market when tensions rose with North Korea, but it performed quite well during the rally late in the fiscal period. We still consider it a strong competitor and believe its valuation is attractive based on global comparisons. The fund's other holdings in South Korea did not perform as well. The stocks of SK Telecom and Korea Telecom, two companies growing with South Korea's telephone industry, were hurt by a harsh regulatory environment.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED AS OF 6/30/03]

TOP INDUSTRY WEIGHTINGS COMPARED AS OF 6/30/03

Banking                                  12.4%

Telecommunications                       10.6%

Pharmecuticals                           10.5%

Oil and gas                               8.8%

Automotive                                4.7%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.



Fortunately, our holdings in other telecommunications stocks performed better. Vodafone Group of the United Kingdom, Europe's largest wireless company, was a top holding much of the year and did well for the fund. In the technology sector, cellular telephone maker Nokia of Finland also helped performance. Although Nokia issued a cautious outlook after the period ended, we consider it attractive because it is achieving sales growth and the company's global manufacturing sources keep its costs competitive.

Our stock selections in Japan were positive early in the fiscal year, but less so in the second half. Holding Canon, Olympus Optical, and Toyota contributed positively to performance. However, toward the end of the fiscal year, Toyota, one of the world's best car companies, in our view, underperformed industry competitor Nissan, in which we had a much smaller position. Last, our decision to avoid Japanese bank stocks, which carry huge amounts of non-performing loans, turned against us late in the year. Japan's bank stocks performed well on hopes that the Bank of Japan's new efforts to overcome deflation would succeed. We are not yet convinced that the Bank of Japan will resolve the industry's problems.

We favored several basic materials stocks because of their strong cash flows. They did well early in the period but then lagged significantly during the rally. In the cement industry, Lafarge of France struggled as construction spending in North America and Europe slowed. Iron ore exporter CVRD of Brazil was hurt by currency appreciation, as new confidence in Brazil caused the real to rise in value versus the U.S. dollar.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 TotalFinaElf SA Class B
   France
   Oil and gas

 2 Vodafone Group PLC
   United Kingdom
   Telecommunications

 3 Novartis AG
   Switzerland
   Pharmaceuticals

 4 Nestle SA
   Switzerland
   Food

 5 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

 6 Samsung Electronics
   South Korea
   Electronics

 7 NTT DoCoMo, Inc.
   Japan
   Telecommunications

 8 GlaxoSmithKline PLC
   United Kingdom
   Pharmaceuticals

 9 Nokia OYJ
   Finland
   Communications equipment

10 Toyota Motor Corp.
   Japan
   Automotive

Footnote reads:
These holdings represent 28.7% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.


The fund's management team

The fund is managed by the Putnam International Core Team. The members of the team are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Simon Davis (Portfolio Member), Steve Oler (Portfolio Member), George Stairs (Portfolio Member), Daniel Grana, Pamela Holding, Carmel Peters, and Melissa Reilly.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for international markets differs between short-term and long-term expectations. We think markets in the next few months will be vulnerable to a pullback after the recent rally. Stock prices in many markets rose extremely fast, much faster than improvement in corporate earnings could justify, especially since many of the leaders in the rally lack strong earnings growth potential.

At the same time, we have a more optimistic long-term view because we recognize that the recent stock rally was based in part on justifiable expectations of an economic recovery. That is because the global economy is experiencing massive and unprecedented stimulus. The European Central Bank cut short-term interest rates in June, the Bank of England cut short-term rates in early July (after the end of the fund's fiscal period), and the Bank of Japan has taken the unprecedented step of buying corporate bonds to provide monetary stimulus. Efforts to stimulate the U.S. economy, including tax cuts and low interest rates, are also positive for the global economy because the United States is the world's largest importer. Also, Germany, Europe's largest economy, has introduced positive labor and health-care reforms to enhance its competitiveness and stimulate growth. Deficit spending by the German and French governments are also providing stimulus to growth. In Asia, containment of the SARS epidemic has helped to restore confidence. Generally speaking, the risk factors that created uncertainty in financial markets during the past year, particularly Iraq and SARS, have subsided and market sentiment has improved.

Our fundamental research on companies indicates that many of our holdings are managing themselves with strategies to take advantage of the firmer conditions in the global economy. Also, our global industry comparisons indicate that international stocks still have more favorable valuations than their U.S. counterparts. So while we remain cautious about the near-term prospects for stocks, especially those that led in the recent rally, we believe that the fund's holdings are attractive long-term investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.



----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
----------------------------------------------------------------------------------------------------
                     Class A            Class B           Class C             Class M       Class R
(inception dates)   (2/28/91)          (6/1/94)          (7/26/99)           (12/1/94)     (1/21/03)
                  NAV       POP      NAV      CDSC      NAV      CDSC      NAV       POP      NAV
----------------------------------------------------------------------------------------------------
1 year          -8.93%   -14.17%   -9.59%   -14.11%   -9.60%   -10.50%   -9.37%   -12.56%   -9.13%
----------------------------------------------------------------------------------------------------
5 years          2.51     -3.39    -1.19     -2.90    -1.18     -1.18     0.03     -3.47     1.28
Annual average   0.50     -0.69    -0.24     -0.59    -0.24     -0.24     0.01     -0.70     0.26
----------------------------------------------------------------------------------------------------
10 years       143.02    129.14   125.56    125.56   125.50    125.50   131.91    123.79   137.24
Annual average   9.29      8.65     8.47      8.47     8.47      8.47     8.78      8.39     9.02
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)   8.52      7.99     7.67      7.67     7.71      7.71     7.96      7.65     8.25
----------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days or purchase will be imposed for all share classes.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                                                                  Lipper
                                                               International
                                           MSCI EAFE               Funds
                                             Index            category average*
-------------------------------------------------------------------------------
1 year                                       -6.46%                -7.98%
-------------------------------------------------------------------------------
5 years                                     -18.46                -16.10
Annual average                               -4.00                 -3.79
-------------------------------------------------------------------------------
10 years                                     31.53                 54.37
Annual average                                2.78                  4.17
-------------------------------------------------------------------------------
Annual average
(life of fund)                                2.75                  4.61
-------------------------------------------------------------------------------

* Lipper and index results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 6/30/03, there were 818, 461, and 103 funds, respectively, in this Lipper category.

[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/30/93 to 6/30/03

                     Fund's class A              MSCI EAFE
                     shares at POP                 Index

'93                       9,425                    10,000
'94                      11,863                    11,700
'95                      12,309                    11,894
'96                      14,796                    13,473
'97                      18,515                    15,203
'98                      22,353                    16,130
'99                      24,939                    17,358
'00                      35,919                    20,337
'01                      27,863                    15,537
'02                      25,161                    14,061
'03                     $22,914                   $13,153

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $22,556 and $22,550, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $23,191 ($22,379 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $23,724. See first page of performance summary for performance calculation method.



-----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/03
-----------------------------------------------------------------------------------------

                             Class A       Class B     Class C       Class M      Class R
-----------------------------------------------------------------------------------------
Distributions (number)          1            --          --            --            --
-----------------------------------------------------------------------------------------
Income                       $0.035          --          --            --            --
-----------------------------------------------------------------------------------------
Total                        $0.035          --          --            --            --
-----------------------------------------------------------------------------------------
Share value:               NAV    POP       NAV         NAV        NAV     POP      NAV
-----------------------------------------------------------------------------------------
6/30/02                  $19.18  $20.35   $18.57      $18.86    $18.90  $19.59       --
-----------------------------------------------------------------------------------------
1/21/03*                     --      --      --          --         --      --     $16.52
-----------------------------------------------------------------------------------------
6/30/03                   17.43   18.49    16.79       17.05     17.13   17.75      17.42
-----------------------------------------------------------------------------------------

* Inception date of class R shares.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain qualified employee-benefit plans.


Comparative indexes

Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars.

Citigroup World ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their value orientation.

Citigroup World ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed- income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of and Shareholders of
Putnam International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund, formerly the Putnam International Growth Fund, (the "fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2003



The fund's portfolio
June 30, 2003


Common stocks (98.2%) (a)
Number of shares                                                         Value

Australia (2.8%)
-------------------------------------------------------------------------------
       436,523 Australia & New Zealand Banking
               Group, Ltd.                                          $5,447,749
     4,465,543 BHP Billiton, Ltd.                                   25,873,285
     6,287,409 Brambles Industries, Ltd.                            19,268,658
     1,192,519 Foster's Brewing Group, Ltd.                          3,366,751
       354,944 National Australia Bank, Ltd.                         7,973,852
     1,163,286 News Corp., Ltd. (The)                                8,737,115
     4,446,329 News Corp., Ltd. (The) ADR                          134,590,379
    13,237,754 Qantas Airways, Ltd.                                 29,028,568
     2,024,927 Rio Tinto, Ltd.                                      39,664,728
     3,695,807 Westpac Banking Corp.                                40,274,133
       461,917 Woolworths, Ltd.                                      3,878,214
                                                                  ------------
                                                                   318,103,432
Belgium (0.9%)
-------------------------------------------------------------------------------
        11,799 Electrabel SA                                         3,006,215
     2,558,204 Fortis                                               44,059,947
     2,751,103 Interbrew                                            61,123,099
                                                                  ------------
                                                                   108,189,261
Bermuda (1.2%)
-------------------------------------------------------------------------------
     1,476,700 ACE, Ltd.                                            50,636,043
     1,046,492 XL Capital, Ltd. Class A                             86,858,836
                                                                  ------------
                                                                   137,494,879
Brazil (1.7%)
-------------------------------------------------------------------------------
       445,500 Aracruz Celulose SA ADR                                 917,114
       343,900 Banco Bradesco SA ADR                                 6,424,052
       393,670 Banco Itau SA ADR                                    13,345,413
     2,357,289 Companhia de Bebidas das Americas
               (AmBev) ADR                                          47,970,831
     1,374,378 Companhia Vale do Rio Doce (CVRD)
               ADR                                                  40,764,051
       874,065 Companhia Vale do Rio Doce (CVRD)
               (Preference A) ADR                                   24,255,304
     2,905,140 Petroleo Brasileiro SA ADR                           57,405,566
        39,796 Petroleo Brasileiro SA (Preference)
               ADR                                                     706,777
       252,300 Unibanco-Uniao de Bancos Brasileiros
               SA GDR                                                4,329,468
                                                                  ------------
                                                                   196,118,576
Canada (2.5%)
-------------------------------------------------------------------------------
       825,455 Abitibi-Consolidated, Inc.                            5,225,552
       135,300 Alcan Aluminum, Ltd.                                  4,233,537
       158,160 Bank of Nova Scotia                                   6,996,994
     1,410,318 Canadian Imperial Bank of Commerce                   55,955,937
     1,585,400 Canadian National Railway Co.                        75,949,821
         1,800 Canadian National Railway Co.
               (Toronto Exchange)                                       86,868
       102,000 Canadian Natural Resources, Ltd.                      4,035,701
     1,038,673 EnCana Corp.                                         39,528,446
        79,611 Four Seasons Hotels, Inc.                             3,414,160
     2,315,635 National Bank of Canada                              62,795,726
       111,244 Nexen, Inc.                                           2,796,454
       308,661 Sun Life Financial Services of
               Canada, Inc.                                          6,357,258
     1,125,818 Suncor Energy, Inc.                                  20,999,800
                                                                  ------------
                                                                   288,376,254
China (0.2%)
-------------------------------------------------------------------------------
    94,490,000 China Telecom Corp., Ltd.                            21,690,083

Denmark (1.1%)
-------------------------------------------------------------------------------
     6,320,051 Danske Bank A/S                                     123,096,942
        41,021 Novo-Nordisk A/S                                      1,436,252
                                                                  ------------
                                                                   124,533,194
Finland (2.2%)
-------------------------------------------------------------------------------
    15,329,491 Nokia OYJ                                           252,402,951
        49,964 TietoEnator OYJ                                         841,025
        32,658 TietoEnator OYJ 144A                                    549,719
                                                                  ------------
                                                                   253,793,695
France (11.7%)
-------------------------------------------------------------------------------
     2,229,122 Accor SA                                             80,623,553
        41,867 Air Liquide                                           6,206,055
     3,609,409 BNP Paribas SA                                      183,386,311
     2,238,605 Bouygues SA                                          61,791,605
        55,225 Christian Dior SA                                     2,207,913
         3,200 Havas Advertising SA                                     14,293
       961,603 Lafarge                                              56,309,741
       195,205 Lafarge SA (NON)                                        526,716
     1,073,156 LVMH Moet Hennessy Louis Vuitton SA                  53,218,619
       300,625 Orange SA (NON)                                       2,668,223
       527,419 Peugeot SA                                           25,616,140
     1,286,645 Sanofi-Synthelabo SA                                 75,343,615
       104,710 Schneider Electric SA                                 4,922,135
     1,397,104 Societe Generale                                     88,549,346
     2,438,169 Societe Television Francaise I                       75,026,751
     3,333,617 TotalFinaElf SA Class B                             503,719,930
     5,224,484 Veolia Environnement (NON)                          107,377,670
        79,267 Vinci SA                                              5,347,094
                                                                  ------------
                                                                 1,332,855,710
Germany (4.4%)
-------------------------------------------------------------------------------
        27,800 Altana AG                                             1,739,638
     3,767,358 BASF AG                                             160,266,461
     4,178,862 Bayerische Motoren Werke (BMW) AG                   160,498,765
     4,191,671 Deutsche Post AG                                     61,123,533
       282,449 Deutsche Telekom AG                                   4,300,323
       211,510 E.On AG                                              10,843,511
       116,500 Metro AG                                              3,706,636
        11,631 Porsche AG (Preference)                               4,901,180
       286,650 SAP AG                                               33,571,416
     1,107,586 Schering AG                                          54,048,535
       107,900 Siemens AG                                            5,283,942
                                                                  ------------
                                                                   500,283,940
Greece (--%)
-------------------------------------------------------------------------------
       272,650 Hellenic Telecommunication
               Organization SA                                       3,224,484

Hong Kong (0.9%)
-------------------------------------------------------------------------------
     6,819,090 Cheung Kong Holdings, Ltd.                           41,013,006
       801,100 China Mobile, Ltd.                                    1,890,283
     1,123,000 CLP Holdings, Ltd.                                    4,910,848
    12,498,500 Hong Kong Electric Holdings, Ltd.                    49,045,782
       216,000 Sun Hung Kai Properties, Ltd.                         1,091,371
                                                                  ------------
                                                                    97,951,290
India (0.1%)
-------------------------------------------------------------------------------
        89,800 HDFC Bank, Ltd.                                         500,510
     1,300,000 Housing Development Finance Corp.,
               Ltd.                                                 11,448,450
        41,637 Infosys Technologies, Ltd.                            2,925,927
                                                                  ------------
                                                                    14,874,887
Ireland (1.7%)
-------------------------------------------------------------------------------
     7,188,573 Allied Irish Banks PLC                              108,043,807
       655,392 Bank of Ireland                                       7,939,098
     5,066,165 CRH PLC                                              79,401,649
                                                                  ------------
                                                                   195,384,554
Italy (2.2%)
-------------------------------------------------------------------------------
     4,404,324 ENI SpA                                              66,752,992
     9,511,765 Mediaset SpA                                         80,490,781
     9,079,545 Telecom Italia Mobile SpA                            44,723,823
       737,910 Telecom Italia SpA                                    6,676,474
     9,218,500 Telecom Italia SpA-RNC                               50,488,932
                                                                  ------------
                                                                   249,133,002
Japan (15.5%)
-------------------------------------------------------------------------------
       590,630 Acom Co., Ltd.                                       21,352,222
       254,620 Acom Co., Ltd. 144A                                   9,204,921
        45,000 Advantest Corp.                                       1,994,169
       496,800 Aeon Co. Ltd.                                        11,380,258
     5,232,000 Canon, Inc.                                         240,135,943
       250,800 Denso Corp.                                           3,975,613
         3,447 East Japan Railway Co.                               15,332,761
     1,577,000 Fuji Photo Film Cos., Ltd.                           45,582,591
           100 Fujisawa Pharmaceutical Co.                               1,874
        35,400 FUNAI Electric Co., Ltd.                              3,951,354
        26,600 Hirose Electric Co., Ltd.                             2,200,233
     2,141,500 Honda Motor Co., Ltd.                                81,164,723
         1,587 Japan Tobacco, Inc.                                   8,579,450
       422,600 Kansai Electric Power, Inc.                           6,667,259
     5,496,200 KAO Corp.                                           102,324,090
        96,700 Matsushita Electric Works, Ltd.                         572,709
        11,664 Millea Holdings, Inc.                                89,192,436
           100 Mitsubishi Corp.                                            694
     1,358,100 Mitsui Sumitomo Insurance Co., Ltd.                   6,301,222
       749,400 Nintendo Co., Ltd.                                   54,496,143
       831,000 Nissan Motor Co., Ltd.                                7,946,589
       564,000 Nomura Securities Co., Ltd.                           7,159,817
       132,351 NTT DoCoMo, Inc.                                    286,641,066
         4,020 NTT DoCoMo, Inc. 144A                                 8,706,372
     4,273,800 Olympus Optical Co., Ltd.                            88,466,414
       584,100 Orix Corp.                                           32,306,739
        11,800 Orix Corp. 144A                                         652,661
     3,550,000 Ricoh Co., Ltd.                                      58,018,326
       314,300 Rohm Co., Ltd.                                       34,270,612
     1,876,000 SECOM Co., Ltd.                                      55,006,414
       150,000 Seven-Eleven Japan Co., Ltd.                          3,735,943
       652,500 Shin-Etsu Chemical Co.                               22,284,465
       171,500 Sony Corp.                                            4,828,571
       870,700 Takeda Chemical Industries, Ltd.                     32,129,954
       336,000 Tokyo Electric Power Co.                              6,423,324
    22,745,000 Tokyo Gas Co., Ltd.                                  65,364,640
     2,736,000 Toppan Printing Co., Ltd.                            19,599,833
     9,619,600 Toyota Motor Corp.                                  249,204,132
     3,125,000 Yamanouchi Pharmaceutical Co., Ltd.                  81,476,468
                                                                  ------------
                                                                 1,768,633,005
Mexico (1.3%)
-------------------------------------------------------------------------------
        84,350 America Movil SA de CV ADR Ser. L                     1,581,563
       912,600 Fomento Economico Mexicano SA de CV
               ADR                                                  37,599,120
     5,563,671 Grupo Financiero BBVA Bancomer SA de
               CV (NON)                                              4,715,156
     2,907,581 Telefonos de Mexico SA de CV
               (Telmex)                                              4,582,252
     2,960,277 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L                                 93,011,903
     1,897,319 Wal-Mart de Mexico SA de CV Ser. V                    5,610,557
                                                                  ------------
                                                                   147,100,551
Netherlands (1.5%)
-------------------------------------------------------------------------------
       380,215 ABN AMRO Holdings NV                                  7,268,772
     1,445,215 ABN AMRO Holdings NV (acquired
               5/9/03, cost $23,522,803) (RES)                      27,628,941
     4,123,944 ING Groep NV                                         71,642,252
     2,534,675 Koninklijke (Royal) Philips
               Electronics NV                                       48,194,797
     1,201,900 Reed Elsevier NV                                     14,172,822
       193,543 TPG NV                                                3,360,058
                                                                  ------------
                                                                   172,267,642
New Zealand (0.2%)
-------------------------------------------------------------------------------
     4,389,091 Telecom Corp. of New Zealand, Ltd.                   13,454,320
     4,533,434 Telecom Corp. of New Zealand, Ltd.
               144A                                                 13,896,789
                                                                  ------------
                                                                    27,351,109
Portugal (0.2%)
-------------------------------------------------------------------------------
     4,210,691 Electricidade de Portugal SA                          8,992,571
     1,356,536 Portugal Telecom SGPS SA                              9,719,266
                                                                  ------------
                                                                    18,711,837
Russia (0.4%)
-------------------------------------------------------------------------------
       186,372 YUKOS                                                 2,609,208
       780,095 YUKOS ADR                                            43,529,301
                                                                  ------------
                                                                    46,138,509
Singapore (1.5%)
-------------------------------------------------------------------------------
     4,739,648 DBS Group Holdings, Ltd.                             27,726,685
     7,129,185 Overseas-Chinese Banking Corp.                       40,490,629
     3,279,000 Singapore Press Holdings, Ltd.                       34,080,593
    10,130,000 United Overseas Bank, Ltd.                           71,342,080
                                                                  ------------
                                                                   173,639,987
South Africa (--%)
-------------------------------------------------------------------------------
       309,887 Sappi, Ltd.                                           3,733,529

South Korea (5.5%)
-------------------------------------------------------------------------------
            27 Kookmin Bank                                                815
     5,231,680 Korea Electric Power Corp.                           82,882,441
     6,564,592 KT Corp. ADR                                        129,388,108
        30,090 Pohang Iron & Steel Co., Ltd.                         3,127,544
     1,082,582 POSCO ADR                                            28,352,823
     1,013,428 Samsung Electronics Co., Ltd.                       301,564,912
         2,970 Samsung Electronics Co., Ltd.
               (Preference)                                            424,464
       220,380 SK Telecom Co., Ltd.                                 37,684,426
     2,293,317 SK Telecom Co., Ltd. ADR                             43,251,959
                                                                  ------------
                                                                   626,677,492
Spain (1.4%)
-------------------------------------------------------------------------------
     2,390,045 Altadis SA                                           61,251,653
        76,659 Banco Popular Espanol                                 3,872,874
     4,994,273 Iberdrola SA                                         86,475,118
       674,433 Telefonica SA                                         7,829,022
                                                                  ------------
                                                                   159,428,667
Sweden (1.6%)
-------------------------------------------------------------------------------
       260,420 Hennes & Mauritz AB Class B                           5,987,041
     4,108,383 Investor AB Class B                                  30,029,413
       200,200 Sandvik AB                                            5,240,445
       348,300 Securitas AB Class B                                  3,568,514
     4,033,071 Svenska Handelsbanken AB Class A                     66,012,657
    68,716,523 Telefonaktiebolaget LM Ericsson AB
               Class B                                              73,837,958
                                                                  ------------
                                                                   184,676,028
Switzerland (11.8%)
-------------------------------------------------------------------------------
     1,276,980 Ciba Specialty Chemicals AG                          77,324,147
     1,685,532 Cie Financier Richemont AG                           27,258,271
     1,327,855 Holcim Ltd.                                          49,076,313
       128,921 Julius Baer Holdings, Ltd. AG Class B                31,606,684
     1,649,142 Nestle SA                                           340,374,530
     9,673,430 Novartis AG                                         382,879,817
       866,708 Swatch Group AG (The)                                15,776,364
       481,698 Swatch Group AG (The) Class B                        43,662,996
     1,381,514 Swiss Reinsurance Co.                                76,563,747
       101,062 Swisscom AG                                          28,731,997
        45,626 Synthes-Stratec, Inc.                                32,782,527
     4,408,991 UBS AG                                              245,323,787
                                                                  ------------
                                                                 1,351,361,180
Taiwan (0.1%)
-------------------------------------------------------------------------------
        14,200 China Steel Corp.                                         9,861
       172,200 Compal Electronics, Inc.                                231,194
        16,384 Formosa Chemicals & Fibre Corp.                          18,394
        27,300 Formosa Plastics Corp.                                   38,075
     1,052,050 Hon Hai Precision Industry Co., Ltd.                  3,820,378
        30,590 Nan Ya Plastic Corp.                                     33,192
        17,515 President Chain Store Corp.                              23,566
        67,650 Quanta Computer, Inc.                                   139,959
            13 Sinopac Holdings Co.                                          5
     5,563,712 Taiwan Semiconductor Manufacturing
               Co., Ltd.                                             9,176,261
                                                                  ------------
                                                                    13,490,885
Turkey (--%)
-------------------------------------------------------------------------------
    64,555,997 Haci Omer Sabanci Holdings                              155,117

United Kingdom (23.3%)
-------------------------------------------------------------------------------
     2,590,768 3i Group PLC                                         24,152,435
       208,136 Anglo American PLC                                    3,176,676
     7,590,421 AstraZeneca PLC                                     304,337,930
     1,316,525 Barclays PLC                                          9,775,198
     7,244,470 BAT Industries PLC                                   82,179,457
     1,733,854 BG Group PLC                                          7,681,407
    21,396,400 BHP Billiton PLC                                    112,619,951
     2,098,093 BP PLC                                               14,548,439
     7,017,743 Brambles Industries PLC                              18,990,013
    11,111,771 Carlton Communications PLC                           27,776,650
    16,515,487 Diageo PLC                                          176,311,081
    13,219,234 GlaxoSmithKline PLC                                 266,757,533
     6,211,780 GUS PLC                                              69,593,677
    10,852,222 Hilton Group PLC                                     32,947,346
    19,559,680 HSBC Holdings PLC (London Stock
               Exchange)                                           231,078,060
     4,019,600 HSBC Holdings PLC (Hong Kong
               Exchange)                                            47,681,171
       221,771 Imperial Tobacco Group PLC                            3,962,937
     3,795,125 Reckitt Benckiser PLC                                69,632,954
    11,104,282 Reed International PLC                               92,389,014
     2,942,472 Rio Tinto PLC                                        55,347,898
     5,494,257 Royal Bank of Scotland Group PLC                    154,113,909
     2,424,200 SABMiller PLC                                        16,229,692
       871,000 Scottish and Southern Energy PLC                      8,967,816
     6,173,434 Scottish Power PLC                                   37,077,645
    36,657,046 Shell Transport & Trading Co. PLC                   241,936,504
    14,729,472 Tesco PLC                                            53,285,706
   203,206,215 Vodafone Group PLC                                  397,318,947
    13,147,930 WPP Group PLC                                       103,046,901
                                                                  ------------
                                                                 2,662,916,947
United States (0.3%)
-------------------------------------------------------------------------------
     4,354,143 Amcor, Ltd.                                          23,709,493
        82,900 Biovail Corp. (NON)                                   3,840,799
             1 Citigroup, Inc.                                              43
        56,400 SMC Corp.                                             4,749,721
                                                                  ------------
                                                                    32,300,056
                                                                  ------------
               Total Common Stocks
               (cost $10,857,868,555)                          $11,230,589,782

Units (0.1%) (a)
Number of units                                                          Value
-------------------------------------------------------------------------------
       118,268 Infosys Technologies, Ltd. 144A
               Structured Warrants
               (issued by UBS AG) expiration
               4/13/04                                              $8,310,962
       508,400 Singapore Press Holdings Structured
               Call Warrants
               (issued by Merrill Lynch
               International & Co., C.V.)
               expiration 6/15/04                                    5,284,106
                                                                  ------------
               Total Units (cost $11,901,367)                      $13,595,068

Short-term investments (4.5%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
  $274,529,861 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 0.91% to
               1.40% and due dates ranging
               from July 1, 2003 to August 22, 2003 (d)           $274,381,003
   244,937,226 Short-term investments held in
               Putnam commingled cash
               account with yields ranging from
               1.00%to 1.32% and due dates
               ranging from July 1, 2003 to August
               18, 2003 (d)                                        244,937,226
                                                                  ------------
               Total Short-Term Investments
               (cost $519,318,229)                                $519,318,229
-------------------------------------------------------------------------------
               Total Investments
               (cost $11,389,088,151)                          $11,763,503,079
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $11,438,857,294.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2003 was $27,628,941 or less than 0.2% of net assets.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentrations greater than 10% at June 30, 2003 (as a percentage of net assets):

            Banking                 12.4%
            Telecommunications      10.6
            Pharmaceuticals         10.5

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at June 30, 2003
(aggregate face value $544,794,185)
                                                                    Unrealized
                                     Aggregate Face  Delivery     Appreciation/
                        Market Value          Value     Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $175,179,998   $171,865,472  9/17/03        $3,314,526
British Pounds           115,858,608    114,198,002  9/17/03         1,660,606
Canadian Dollar          115,555,546    113,884,707  9/17/03         1,670,839
Euro Dollars              29,466,087     30,077,565  9/17/03          (611,478)
Swedish Krona            111,804,384    114,768,439  9/17/03        (2,964,055)
------------------------------------------------------------------------------
                                                                    $3,070,438

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at June 30, 2003
(aggregate face value $427,004,678)
------------------------------------------------------------------------------
                                                                    Unrealized
                                     Aggregate Face  Delivery     Appreciation/
                        Market Value          Value      Date    (Depreciation)
------------------------------------------------------------------------------
Euro Dollars             $86,319,031    $88,043,629   9/17/03       $1,724,598
Japanese Yen             171,784,664    173,212,669   9/17/03        1,428,005
Mexican Peso             108,521,636    108,108,328   9/17/03         (413,308)
Swiss Franc               55,822,542     57,640,052   9/17/03        1,817,510
------------------------------------------------------------------------------
                                                                    $4,556,805
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $265,109,087
of securities on loan (identified cost $11,389,088,151)
(Note 1)                                                      $11,763,503,079
-----------------------------------------------------------------------------
Foreign currency (cost $1,324,156) (Note 1)                         1,326,121
-----------------------------------------------------------------------------
Dividends, interest and other receivables                          38,344,070
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                             52,262,783
-----------------------------------------------------------------------------
Receivable for securities sold                                     97,990,645
-----------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            11,616,084
-----------------------------------------------------------------------------
Total assets                                                   11,965,042,782

Liabilities
-----------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                    4,816,194
-----------------------------------------------------------------------------
Payable for securities purchased                                  102,166,208
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                        113,512,551
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       16,687,809
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,831,323
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                         300,633
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,354
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              6,301,330
-----------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                3,988,841
-----------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                165,392
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                274,381,003
-----------------------------------------------------------------------------
Other accrued expenses                                              1,030,850
-----------------------------------------------------------------------------
Total liabilities                                                 526,185,488
-----------------------------------------------------------------------------
Net assets                                                    $11,438,857,294

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1,4 and 5)                             $14,558,998,158
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                      117,250,277
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (3,621,584,408)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies (Note 5)                        384,193,267
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $11,438,857,294

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,855,607,701 divided by 393,249,978 shares)                         $17.43
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.43)*                $18.49
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,892,053,635 divided by 112,699,718 shares)**                       $16.79
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($534,932,820 divided by 31,370,973 shares)**                          $17.05
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($187,266,131 divided by 10,934,453 shares)                            $17.13
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.13)*                $17.75
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,054 divided by 61 shares)                                          $17.42
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,968,995,953 divided by 112,075,458 shares)                         $17.57
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended June 30, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $31,384,731)                    $256,267,522
-----------------------------------------------------------------------------
Interest                                                            2,607,076
-----------------------------------------------------------------------------
Securities lending                                                  1,325,769
-----------------------------------------------------------------------------
Total investment income                                           260,200,367

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   63,721,383
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     29,163,125
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                     155,978
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       55,600
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              15,657,206
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              18,941,686
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               5,103,118
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,472,146
-----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-----------------------------------------------------------------------------
Other                                                               8,506,989
-----------------------------------------------------------------------------
Total expenses                                                    142,777,233
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (6,544,034)
-----------------------------------------------------------------------------
Net expenses                                                      136,233,199
-----------------------------------------------------------------------------
Net investment income                                             123,967,168
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)               (1,688,367,380)
-----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        12,864,193
-----------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   20,877
-----------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  7,414,104
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year
(Note 5)                                                          533,691,739
-----------------------------------------------------------------------------
Net loss on investments                                        (1,134,376,467)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations          $(1,010,409,299)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                         Year ended June 30
Decrease in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                          $123,967,168       $74,436,454
-----------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                (1,675,482,310)     (990,956,274)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                           541,105,843      (268,878,077)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                   (1,010,409,299)   (1,185,397,897)
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
From net investment income
Class A                                         (13,233,985)             --
-----------------------------------------------------------------------------
Class Y                                          (7,609,608)             --
-----------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                        697,146,527       885,939,292
-----------------------------------------------------------------------------
Total decrease in net assets                   (334,106,365)     (299,458,605)

Net assets
-----------------------------------------------------------------------------
Beginning of year                            11,772,963,659    12,072,422,264
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $117,250,277 and
distributions in excess of net investment
income of $4,878,241, respectively)         $11,438,857,294   $11,772,963,659
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                        Year ended June 30
operating performance                    2003            2002           2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $19.18          $21.24         $29.92
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .22             .17            .16
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.93)          (2.23)         (6.64)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.71)          (2.06)         (6.48)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.04)             --           (.39)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --          (1.81)
-------------------------------------------------------------------------------
From return of capital                     --              --             --(d)
-------------------------------------------------------------------------------
Total distributions                      (.04)             --          (2.20)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.43          $19.18         $21.24
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (8.93)          (9.70)        (22.43)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $6,855,608      $6,930,312     $6,896,924
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.22            1.16           1.13
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.33             .85            .63
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.11 (e)       42.17          73.80
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.64          $20.00
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .54             .07
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               8.87            2.14
-------------------------------------------------------------------------------
Total from investment
operations                               9.41            2.21
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.34)           (.21)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.79)           (.36)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.13)           (.57)
-------------------------------------------------------------------------------
Net asset value, end of period         $29.92          $21.64
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            44.03           11.57
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $7,040,669      $2,928,662
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.14            1.27
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                2.01             .38
-------------------------------------------------------------------------------
Portfolio turnover (%)                  99.53           97.24
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                          Year ended June 30
operating performance                    2003            2002           2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $18.57          $20.72         $29.23
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .08             .01           (.04)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.86)          (2.16)         (6.46)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.78)          (2.15)         (6.50)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                 --              --           (.20)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --          (1.81)
-------------------------------------------------------------------------------
From return of capital                     --              --             --(d)
-------------------------------------------------------------------------------
Total distributions                        --              --          (2.01)
-------------------------------------------------------------------------------
Net asset value, end of period         $16.79          $18.57         $20.72
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (9.59)         (10.38)        (23.00)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,892,054      $2,326,938     $2,983,524
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.97            1.91           1.88
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .51             .04           (.16)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.11 (e)       42.17          73.80
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.20          $19.63
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .35            (.07)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               8.67            2.10
-------------------------------------------------------------------------------
Total from investment
operations                               9.02            2.03
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.20)           (.10)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.79)           (.36)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                      (.99)           (.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $29.23          $21.20
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            43.00           10.75
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $3,591,546      $1,821,024
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.89            2.02
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         1.26            (.38)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  99.53           97.24
--------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------

Per-share                                        Year ended June 30
operating performance                    2003            2002           2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $18.86          $21.03         $29.74
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss)(a)           .09             .01           (.02)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.90)          (2.18)         (6.59)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.81)          (2.17)         (6.61)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                 --              --           (.29)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --          (1.81)
-------------------------------------------------------------------------------
From return of capital                     --              --             --(d)
-------------------------------------------------------------------------------
Total distributions                        --              --          (2.10)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.05          $18.86         $21.03
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (9.60)         (10.32)        (23.01)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $534,933        $601,907       $637,547
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.97            1.91           1.88
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .54             .07           (.07)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.11 (e)       42.17          73.80
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                      For the
                                       period
                               July 26, 1999+
Per-share                          to June 30
operating performance                    2000
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.87
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss)(a)           .32
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               8.66
-------------------------------------------------------------------------------
Total from investment
operations                               8.98
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.32)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.79)
-------------------------------------------------------------------------------
From return of capital                     --
-------------------------------------------------------------------------------
Total distributions                     (1.11)
-------------------------------------------------------------------------------
Net asset value, end of period         $29.74
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            41.54*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $439,522
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.76*
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         1.12*
-------------------------------------------------------------------------------
Portfolio turnover (%)                  99.53
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                          Year ended June 30
operating performance                    2003            2002           2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $18.90          $21.04         $29.61
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .11             .06            .03
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.88)          (2.20)         (6.54)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.77)          (2.14)         (6.51)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                 --              --           (.25)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --          (1.81)
-------------------------------------------------------------------------------
From return of capital                     --              --             --(d)
-------------------------------------------------------------------------------
Total distributions                        --              --          (2.06)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.13          $18.90         $21.04
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (9.37)         (10.17)        (22.75)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $187,266        $248,921       $302,838
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.72            1.66           1.63
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets
(%)                                       .73             .30            .11
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.11 (e)       42.17          73.80
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.45          $19.85
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .40            (.02)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               8.79            2.11
-------------------------------------------------------------------------------
Total from investment
operations                               9.19            2.09
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.24)           (.13)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.79)           (.36)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.03)           (.49)
-------------------------------------------------------------------------------
Net asset value, end of period         $29.61          $21.45
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            43.32           10.97
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $367,638        $208,064
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.64            1.77
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         1.51            (.12)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  99.53           97.24
-------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------
                                                      For the
                                                       period
                                            January 21, 2003+
Per-share                                          to June 30
operating performance                                    2003
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                                 $16.52
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                                 .08
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                       .82
-------------------------------------------------------------------------------
Total from investment
operations                                                .90
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                                 --
-------------------------------------------------------------------------------
From net realized gain on investments                      --
-------------------------------------------------------------------------------
Total distributions                                        --
-------------------------------------------------------------------------------
Net asset value,
end of period                                          $17.42
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                                             5.45*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                                 $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                 .65*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                 .47*
-------------------------------------------------------------------------------
Portfolio turnover (%)                                  53.11*(d)
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002           2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $19.33          $21.35         $30.07
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .28             .22            .23
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.96)          (2.24)         (6.69)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.68)          (2.02)         (6.46)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.08)             --           (.45)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --          (1.81)
-------------------------------------------------------------------------------
From return of capital                     --              --             --(d)
-------------------------------------------------------------------------------
Total distributions                      (.08)             --          (2.26)
-------------------------------------------------------------------------------
Net asset value, end of period         $17.57          $19.33         $21.35
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (8.67)          (9.46)        (22.25)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,968,996      $1,664,886     $1,251,589
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                        .97             .91            .88
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.64            1.13            .92
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.11 (e)       42.17          73.80
-------------------------------------------------------------------------------



Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.72          $20.05
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .61             .14
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               8.92            2.13
-------------------------------------------------------------------------------
Total from investment
operations                               9.53            2.27
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.39)           (.24)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.79)           (.36)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.18)           (.60)
-------------------------------------------------------------------------------
Net asset value, end of period         $30.07          $21.72
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            44.43           11.83
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,027,174        $255,867
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                        .89            1.02
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                2.26             .70
-------------------------------------------------------------------------------
Portfolio turnover (%)                  99.53           97.24
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2003

Note 1
Significant accounting policies

Putnam International Equity Fund (formerly known as Putnam International Growth Fund) ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter
-- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2003, the value of securities loaned amounted to $265,109,087. The fund received cash collateral of $274,381,003 which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $2,646,372,628 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:


Loss Carryover   Expiration
------------------------------
      $493,938   June 30, 2004
    44,943,091   June 30, 2005
     4,817,122   June 30, 2007
    30,394,163   June 30, 2008
    14,120,840   June 30, 2009
 1,141,433,169   June 30, 2010
 1,410,170,305   June 30, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on passive foreign investment companies. For the year ended June 30, 2003, the fund reclassified $19,004,943 to increase undistributed net investment income and $110,540,482 to increase paid-in-capital, with an increase to accumulated net realized losses of $129,545,425.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation              $985,477,913
Unrealized depreciation              (852,349,737)
                                   --------------
Net unrealized appreciation           133,128,176
Undistributed ordinary income         125,090,704
Capital loss carryforward          (2,646,372,628)
Post October loss                    (734,138,215)

Cost for federal income
  tax purposes                    $11,630,374,903


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At June 30, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended June 30, 2003, the fund's expenses were reduced by $6,544,034 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,228 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $667,773 and $11,918 from the sale of class A and class M shares, respectively, and received $4,035,764 and $60,908 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $264,427 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,252,879,957 and $5,513,183,659, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                         Contract         Premiums
                                          Amounts         Received
------------------------------------------------------------------
Written options
outstanding at
beginning of year                            --                $--
------------------------------------------------------------------
Options opened                            480,000       11,744,251
Options expired                                --               --
Options closed                           (480,000)     (11,744,251)
------------------------------------------------------------------
Written options
outstanding at
end of year                                    --              $--
------------------------------------------------------------------

Note 4
Capital shares

At June 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                           297,352,233   $4,887,953,497
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          721,391       11,773,092
------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets
Funds                                   7,587,615      131,447,946
------------------------------------------------------------------
                                      305,661,239    5,031,174,535

Shares repurchased                   (273,704,994)  (4,514,452,777)
------------------------------------------------------------------
Net increase                           31,956,245     $516,721,758
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                           293,619,885   $5,733,822,534
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                      293,619,885    5,733,822,534

Shares repurchased                   (256,975,161)  (5,033,826,065)
------------------------------------------------------------------
Net increase                           36,644,724     $699,996,469
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            14,597,410     $233,792,223
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets
Funds                                   5,490,252       91,982,910
------------------------------------------------------------------
                                       20,087,662      325,775,133

Shares repurchased                    (32,698,269)    (520,951,265)
------------------------------------------------------------------
Net decrease                          (12,610,607)   $(195,176,132)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            26,004,333     $494,743,905
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       26,004,333      494,743,905

Shares repurchased                    (44,705,698)    (847,391,828)
------------------------------------------------------------------
Net decrease                          (18,701,365)   $(352,647,923)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            12,576,467     $205,414,214
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets
Funds                                     275,472        4,687,624
------------------------------------------------------------------
                                       12,851,939      210,101,838

Shares repurchased                    (13,395,638)    (218,466,652)
------------------------------------------------------------------
Net decrease                             (543,699)     $(8,364,814)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            22,461,656     $432,620,576
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       22,461,656      432,620,576
Shares repurchased                    (20,857,249)    (402,292,910)
------------------------------------------------------------------
Net increase                            1,604,407      $30,327,666
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             8,139,586     $133,436,717
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets
Funds                                     286,835        4,891,301
------------------------------------------------------------------
                                        8,426,421      138,328,018

Shares repurchased                    (10,665,796)    (174,618,786)
------------------------------------------------------------------
Net decrease                           (2,239,375)    $(36,290,768)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            12,295,515     $235,623,812
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       12,295,515      235,623,812
Shares repurchased                    (13,517,203)    (259,964,932)
------------------------------------------------------------------
Net decrease                           (1,221,688)    $(24,341,120)
------------------------------------------------------------------

                                   For the period January 21, 2003
                                      (commencement of operations)
                                                  to June 30, 2003
------------------------------------------------------------------
Class R                                    Shares           Amount
------------------------------------------------------------------
Shares sold                                    61           $1,011
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                               61            1,011

Shares repurchased                             --               --
------------------------------------------------------------------
Net increase                                   61           $1,011
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                           105,663,022   $1,732,448,674
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          461,989        7,609,608
------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Asia Pacific
Growth and Putnam
Emerging Markets
Funds                                     345,554        6,034,925
------------------------------------------------------------------
                                      106,470,565    1,746,093,207

Shares repurchased                    (80,518,017)  (1,325,837,735)
------------------------------------------------------------------
Net increase                           25,952,548     $420,255,472
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            86,557,160   $1,694,183,576
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       86,557,160    1,694,183,576

Shares repurchased                    (59,049,885)  (1,161,579,376)
------------------------------------------------------------------
Net increase                           27,507,275     $532,604,200
------------------------------------------------------------------

At June 30, 2003 Putnam Investments LLC owned 61 class R shares of the fund (100% of class R shares outstanding), valued at $1,063.

Note 5
Acquisition of Putnam Asia Pacific Growth and Putnam Emerging Markets
Funds

On August 16, 2002, the fund issued 7,587,615; 5,490,252; 275,472; 286,835;
and 345,554 of class A, class B, class C, class M and class Y shares to acquire Putnam Asia Pacific Fund and Putnam Emerging Markets Fund net assets in a tax-free exchange approved by the shareholders. The net assets of the fund, Putnam Asia Pacific Fund and Putnam Emerging Markets Fund on August 16, 2002, valuation date, were $10,713,632,846, $160,983,391 and
$78,061,315, respectively. On August 16, 2002, Putnam Asia Pacific Fund and Putnam Emerging Markets Fund had unrealized appreciation of $1,405,114 and $10,106,846, respectively.

The aggregate net assets of the fund immediately following the acquisition were $10,952,677,552.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $287,652,253 or $0.436 per share. Taxes paid to foreign countries were $31,384,731 or $0.048 {for all classes of shares}.

For its tax year ended June 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.


Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.


W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN009-88686  841/524/891/2BA 8/03

May Lose Value      Not FDIC Insured       No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Equity Fund
Supplement to Annual Report dated 6/30/03.

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/03

                                                                  NAV

1 year                                                          -8.67%
5 years                                                          3.83
Annual average                                                   0.76
10 years                                                       147.47
Annual average                                                   9.48
Life of fund (since class A inception, 2/28/91)
Annual average                                                   8.68

Share value:                                                      NAV

6/30/02                                                        $19.33
6/30/03                                                        $17.57
----------------------------------------------------------------------------
Distributions:  No.     Income       Capital gains              Total
                1       $0.078            --                   $0.078
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003